UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04665

Commonwealth International Series Trust

(Exact name of registrant as specified in charter)

791 Town & Country Blvd.

Houston, TX 77024-3925

(Address of principal executive offices) (Zip code)

CT Corporation System

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Copies to:

John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Parkway, Suite 310

Leawood, KS 66211

Registrant’s telephone number, including area code: (888)-345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.

Commonwealth International Series Trust

791 Town & Country Blvd, Suite 250

Houston, TX 77024-3925

888-345-1898

www.commonwealthfunds.com

INVESTMENT ADVISOR

FCA Corp

791 Town & Country Blvd, Suite 250

Houston, TX 77024-3925

713-781-2856

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

TRANSFER AGENT & ADMINISTRATOR

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. An additional Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Commonwealth Australia/New Zealand Fund

Africa Fund

Commonwealth Japan Fund

Commonwealth Global Fund

Commonwealth Real Estate Securities Fund

ANNUAL REPORT

October 31, 2016

Commonwealth Australia/New Zealand Fund (CNZLX)

Africa Fund (CAFRX)

Commonwealth Japan Fund (CNJFX)

Commonwealth Global Fund (CNGLX)

Commonwealth Real Estate Securities Fund (CNREX)

www.commonwealthfunds.com

Dear Fellow Shareholders:

We are pleased to present the enclosed annual report for the twelve-months ended October 31, 2016 of the Commonwealth International Series Trust on behalf of its separate series: Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (each a “Fund” and together the “Funds”).

The global financial crisis in 2007/08 showed how negative externalities can arise when financial institutions take on excessive leverage and do not bear the full cost of their activities. These externalities can have substantial economic and policy consequences. For example, more than eight years after the onset of the financial crisis most of the advanced economies have policy interest rates close to zero and the major central banks have undertaken around seven trillion dollars of quantitative easing. Although the U.S. Federal Reserve has discontinued its bond purchase program, we expect global quantitative easing by other foreign central banks in 2017 to continue. These quantitative easing measures have contributed to higher prices of financial and real assets, depressed yields and compressed spreads on risk assets.

While we cannot forecast with precision how economic or geopolitical events will unfold, we have confidence that a long-term investment program remains essential. FCA Corp’s in-depth fundamental research, active investing and risk management strategies can serve investors well through challenging domestic and international markets.

Our investment theme remains relatively unchanged. Shareholders select the Funds for their attributes, the investment policy and the targeted markets they are designed to offer. In many cases this could be an asset allocation decision by our shareholders. We continue to offer these differential characteristics among our Funds coupled with a fundamental based approach to investment selections.

ANNUAL REPORT 2016

As we begin on our twenty-sixth year as the investment advisor to the Funds, we would like to thank you as shareholders for your support and continued interest in the Commonwealth family of funds.

Robert W. Scharar President and Portfolio Manager Commonwealth International Series Trust	Wesley R. Yuhnke Assistant Portfolio Manager Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

ANNUAL REPORT 2016

Questions and Answers

To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Funds”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the Advisor?

The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principle place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded in 1975 and maintains a global perspective on the equity and fixed income marketplaces.

Why is investing outside the U.S. important?

The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. In our view, U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies. The growth experienced by many of these foreign economies appeared to be attractive. FCA believes that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.1

How has international investing changed over the last decade?

International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services their consumers need. During the last two decades in particular, accounting and economic statistical information has become more uniform and thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets. Their demand for investment capital outside the U.S. continues which provides opportunities for diversification and growth. The Funds seek to be participants in these opportunities.

What are some of the factors influencing a Fund’s portfolio turnover?

Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new subscriptions; or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund will result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading although these are generally not the determining factor.

[1]	Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

ANNUAL REPORT 2016

How can the size of the Fund impact the Funds’ expense ratio?

Achieving each Fund’s objective with a portfolio comprised of international securities is historically more expensive than the costs associated with managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings and generally overall communications are all known to be more expensive when managing these types of portfolios. Additionally, as with almost every mutual fund, size has an impact on the expense ratio of Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as portfolio assets increase, it is self-evident that fixed costs as a percentage of the assets managed generally decline. Whenever a new Fund is introduced or invests in highly specific objective portfolios, higher costs can be experienced during time periods of asset growth. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information, and where applicable, the advisor’s waiver of fees or voluntary expense reimbursements to help reduce these costs.

You should consider each Fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains information about those and other important matters relating to the Funds. Please read the Prospectus carefully before you invest.

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ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2016 was $12.44 per share compared to $10.46 per share on October 31, 2015. For the twelve month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned 22.51%. This return figure includes the $0.309 per share dividend distribution made in December 2015. In presenting comparative performance numbers on the Fund versus indexes, it is important to note that we do not make investment decisions with a view toward attempting to track any index. Rather, we invest based on fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and, as a result, we would note that a comparison of the performance of the Funds to indexes may be less meaningful than a comparison of funds that do not incorporate such fixed income investments. In an attempt to present various aspects of the marketplace return, we provide two indexes for consideration. During the twelve-month period, the NZX 50 Index returned 22.65% and the Australian All Ordinaries Index returned 15.16%. These indexes do not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund, such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund.

From our view, the long term goal of owning the Australia/New Zealand Fund is to benefit from the ownership of companies domiciled and operating in both of these countries. Therefore, both countries are continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. It is rare that both countries markets perform the same. Nonetheless, the overriding goal of long term diversified ownership seeks to be maintained.

There are other considerations as well:

–	The 5.5 percent appreciation of the New Zealand dollar versus the U.S. dollar, and the 6.6 percent appreciation of the Australian dollar versus the U.S. dollar had a predictably positive effect on the Fund’s returns.

–	New Zealand small-cap equities generally outperformed New Zealand large-cap equities. Due to the allocation of the Fund’s assets to the small-cap area during the period covered by this report, the Fund’s performance was positively impacted.

–	The Fund’s holdings in South Port New Zealand Ltd., Scott Technology Ltd., and Heartland Bank Ltd. positively impacted the Fund’s performance during the period covered by this report.

–	The Fund’s holdings in New Zealand Refining Co., Ltd., Bethunes Investments Ltd., ikeGPS Group Ltd., and TeamTalk Ltd. had negative returns for the year with the commensurate effects on total return.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Fund, the Fund’s investment advisor or distributor.

ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Australia/New Zealand Fund (the “Fund”), the AAOI and the NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/06 to 10/31/16, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2016			Total Fund Operating Expense Ratio[1]
	1 Year	5 Year	10 Year
Commonwealth Australia/New Zealand Fund	22.51%	6.44%	4.49%	2.75%
Australian All Ordinaries Index (“AAOI”)	15.16%	3.57%	5.70%	—
NZX 50 Index	22.65%	12.95%	6.97%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2016. Additional information pertaining to the Fund’s expense ratio as of October 31, 2016, can be found in the financial highlights.

The Fund’s performance is measured against the Australian All Ordinaries Index (‘‘AAOI’’), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

AFRICA FUND

The Africa Fund’s net asset value (NAV) as of October 31, 2016 was $8.25 per share compared to $8.45 per share on October 31, 2015. For the period covered by this Annual Report, the Africa Fund posted a -1.67% cumulative total return. This return figure includes the $0.0496 per share dividend distribution made in December 2015. Our investments do not attempt to track any indexes; rather, we make investment decisions on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI Emerging Markets Index and the Dow Jones Africa Titans 50 Index returned 9.27% and 6.79%, respectively for the same period. These indexes do not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations as well:

–	For the year ended October 31, 2016, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance. Had the Advisor not capped the Fund’s operating expenses, performance would have been worse. Please see the accompanying notes to the financial statements for additional information.

–	The (2.5) percent decline of the South African Rand versus the U.S. dollar had a predictably negative effect on the Fund’s performance.

–	The Fund’s underperformance versus the Dow Jones African Titans 50 Index was largely a result of the Fund’s larger allocation to South Africa compared to the Dow Jones Africa Titans Index.

–	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Shoprite Holdings Ltd., Capitec Bank Holdings Ltd., and Global Telecom Holding.

–	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Global X MSCI Nigeria ETF, PSG Group Ltd., and Discovery Ltd.

We believe that Africa represents a unique, complicated continent with the potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. It takes time for governments to change and for the people of an emerging country to adjust. With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather first hand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interests of the Fund. Because many U.S. investors share our vision for the

African continent and have a desire to be informed beyond just financial aspects, we have constructed our web site’s Africa section to provide a variety of information in response to this, and we invite you to visit the website at commonwealthfunds.com.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

AFRICA FUND

Comparison of Change in Value of a $10,000 investment in the Africa Fund (the “Fund”), the MSCIEM and the DJAFKT.

The above graph is a hypothetical $10,000 investment in the Fund from 11/7/11 (inception) to 10/31/16, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2016		Total Fund Operating Expense After Fee Waiver Ratio[1]
	1 Year	Since Inception (11/7/11)
Africa Fund	-1.67%	-3.01%	1.93%
MSCI Emerging Markets Index (“MSCIEM”)	9.27%	0.65%	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	6.79%	-2.79%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2016. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2017. FCA Corp may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the expense limitation in place at the time the fee was waived and the expense reimbursement is made within three years after the year in which FCA Corp incurred the expense. Additional information pertaining to the Fund’s expense ratio as of October 31, 2016, can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.58%.

The Fund’s performance is measured against the MSCI Emerging Markets Index (‘‘MSCIEM’’), a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; and the Dow Jones Africa Titans 50 Index (‘‘DJAFKT’’), a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The MSCIEM currently consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

COMMONWEALTH JAPAN FUND

The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2016 was $3.38 per share compared to $3.30 per share on October 31, 2015. For the twelve month period covered by this Annual Report, the Commonwealth Japan Fund returned 2.42%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also may invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Tokyo Stock Price Index returned 5.13% for the same period. The index does not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Japanese economy has continued its moderate recovery trend, although exports and production have been sluggish, due mainly to the effects of the slowdown in overseas economies. For the first through the third quarter of 2016 on an annualized quarter-on-quarter basis, real GDP registered positive growth for three-consecutive quarters for the first time since 2013. These rates may not seem so high compared to those of other countries, but Japan’s economy has continued to grow at a pace above its potential, which is estimated by the Bank of Japan to be in the range of 0.0 to 0.5 percent. As for the outlook, the relatively high growth is expected to continue given the pick-up in overseas economies and the government’s large-scale stimulus measures.

There are other considerations as well:

–	For the year ended October 31, 2016, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance. Had the Advisor not capped the Fund’s operating expenses, performance would have been worse. Please see the accompanying notes to the financial statements for additional information.

–	The 15.0% appreciation of the Japanese Yen versus the U.S. dollar during the year had a predictably positive effect on the Fund’s returns.

–	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Asahi Intecc Co., Ltd., Terumo Corp., Coca-Cola West Co., Ltd., and Kajima Corp.

–	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: CYBERDYNE, Inc., Dai-ichi Life Insurance Co. Ltd., NGK Spark Plug Co., Ltd., and Sumitomo Realty & Development Co., Ltd.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japanese issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

COMMONWEALTH JAPAN FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Japan Fund (the “Fund”) and the TOPIX.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/06 to 10/31/16, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2016			Total Fund Operating Expense After Fee Waiver Ratio[1]
	1 Year	5 Year	10 Year
Commonwealth Japan Fund	2.42%	4.59%	-1.12%	1.77%
Tokyo Stock Price Index (“TOPIX”)	5.13%	8.49%	1.57%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2016. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2017. FCA Corp may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the expense limitation in place at the time the fee was waived and the expense reimbursement is made within three years after the year in which FCA Corp incurred the expense. Additional information pertaining to the Fund’s expense ratio as of October 31, 2016, can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.11%.

The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”), an unmanaged capitalization-weighted index of all the companies stocks on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

COMMONWEALTH GLOBAL FUND

The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2016 was $13.97 per share compared to $13.95 per share on October 31, 2015. For the twelve month period covered by this Annual Report, the Commonwealth Global Fund posted a 0.14% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI World Index returned 1.79% for the same period. The index does not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Among developed economies, the U.S. economy has maintained its stable growth, led mainly by solid consumption. The employment situation – which underpins consumption – has been steadily improving, with the unemployment rate declining to around 5%, the level close to full employment. The European economy has continued to recover moderately, mainly in the household sector. As for the outlook, it is likely that moderate growth will continue under accommodative financial conditions, although uncertainty – mainly associated with the United Kingdom’s vote to leave the European Union – is still a drag on the economy. Consequently, the US equity market significantly outperformed the International equity market.

There are other considerations as well during the period covered by this year’s report:

–	The Fund’s U.S holdings hold a meaningful allocation to small- and mid-cap stocks. The Fund’s benchmark, the MSCI World Index, is heavily tilted toward large-cap securities. Large-cap companies outperformed smaller-cap companies by a significant margin during the year. This allocation difference was a major factor to the Fund’s relative underperformance versus the large-cap MSCI World Index.

–	The Fund’s holdings in chemical companies Arkema SA and Westlake Chemical Corp. contributed to the materials sector as the best performing sector during the period. In addition, the utilities and energy sector holdings were among the best performing.

–	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Shoprite Holdings Ltd., Nidec Corp., Arkema SA and Tata Motors Ltd.

–	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Sky PLC, Grupo Televisa S.A.B., Old Mutual PLC and KVH Industries, Inc.
–	The Fund’s international holdings represented more than half of the Fund’s holdings. This led to some underperformance due to currency exposure.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

COMMONWEALTH GLOBAL FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Global Fund (the “Fund”) and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/06 to 10/31/16, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2016			Total Fund Operating Expense Ratio[1]
	1 Year	5 Year	10 Year
Commonwealth Global Fund	0.14%	2.98%	1.51%	2.74%
MSCI World Index	1.79%	9.65%	4.48%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2016. Additional information pertaining to the Fund’s expense ratio as of October 31, 2016, can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.73%.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

COMMONWEALTH REAL ESTATE SECURITIES FUND

The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2016, was $14.41 per share compared to $14.62 per share on October 31, 2015. For the twelve month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted 0.07% cumulative total return. This return figure includes the $0.212 per share dividend distribution made in December 2015. The MSCI US REIT Index returned 6.82% for the same period. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance returns of the Fund do reflect the deduction of fees for these services.

In our view, REIT fundamentals in the U.S. remain solid and have demonstrated greater stability than broader equities. While the possibility of an interest-rate hike by the Fed in the coming months could at times hinder REITs’ near-term performance, we maintain a favorable view of the market based on strengthening fundamentals and the relative stability of the U.S. economy. We believe that any rise in rates would be accompanied by economic growth, which historically has resulted in stronger demand for all types of real estate. Even modest economic expansion should, in our view, continue to drive cash-flow growth, given limited new supply in most sectors and still low financing costs. Well-managed REITs have been able to replace higher interest rate debt and/or floating credit facilities with lower cost debt. We generally favor sectors that will benefit the most from improving employment, household wealth, and real income growth. Across all sectors, we stress the importance of strong balance sheets and capable management teams.

There are other considerations as well during the period covered by this year’s report:

–	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: James Hardie Industries PLC, Marriott International, Inc., Cemex SAB de CV and Martin Marietta Materials, Inc.

–	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Extra Storage Space, Inc., The British Land Company PLC., Lloyds Banking Group PLC and Care Capital Properties, Inc.

–	The Fund’s holdings consist of both Real Estate Investment Trusts (REITs) and real-estate related companies. The allocation to REITs during the year was approximately 60 percent, with the remaining 40 percent comprised of real-estate related companies and cash. Among the real-estate related companies held by the Fund, holdings in the materials, industrials and financials positively impacted the Fund’s performance, whereas holdings in the telecom and consumer discretionary sectors negatively impacted the Fund’s performance.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2016

PERFORMANCE OVERVIEW – October 31, 2016 (Unaudited)

COMMONWEALTH REAL ESTATE SECURITIES FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Real Estate Securities Fund (the “Fund”) and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/06 to 10/31/16, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2016			Total Fund Operating Expense Ratio[1]
	1 Year	5 Year	10 Year
Commonwealth Real Estate Securities Fund	0.07%	8.52%	1.41%	2.80%
MSCI US REIT Index	6.82%	11.39%	4.96%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2016. Additional information pertaining to the Fund’s expense ratio as of October 31, 2016, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2016

PORTFOLIO COMPOSITION – October 31, 2016* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or Security Type	Percentage of Total Investments
Marine Ports & Services	23.0%
Health Care Facilities	8.4%
Air Freight & Logistics	7.7%
Specialized Finance	5.9%
Industrial Machinery	5.1%
Electric Utilities	4.3%
Health Care Services	4.3%
Reinsurance	3.6%
Banks	3.0%
Property & Casualty Insurance	2.9%
Education Services	2.9%
Oil & Gas Exploration & Production	2.8%
Home Furnishing Retail	2.6%
Specialty Stores	2.4%
Hypermarkets and Super Centers	2.2%
Oil & Gas Refining, Marketing & Transportation	2.1%
Health Care Equipment	2.0%
Multi-Utilities and Unregulated Power	2.0%
Airport Services	1.3%
Steel	1.2%
Human Resource & Employment Services	1.2%
Industrial Conglomerates	1.1%
Casinos & Gaming	1.0%
Biotechnology	1.0%
Airlines	1.0%
Gas Utilities	1.0%
Hotels, Resorts & Cruise Lines	0.8%
Electronic Equipment Manufacturers	0.8%
Food Retail	0.8%
Wireless Telecommunication Services	0.7%
Renewable Electricity	0.3%
Short-Term Investments	0.3%
Trading Companies & Distributors	0.2%
Diversified Chemicals	0.1%
Coal & Consumable Fuels	0.0%
100.0%

AFRICA FUND
Country or Security Type	Percentage of Total Investments
South Africa	75.9%
Exchange Traded Funds – Africa Region	9.1%
Exchange Traded Funds – Nigeria	4.4%
Exchange Traded Funds – South Africa	4.0%
Short-Term Investments	3.9%
Egypt	2.7%
100.0%

COMMONWEALTH JAPAN FUND
Industry or Security Type	Percentage of Total Investments
Railroads	14.4%
Health Care Supplies	11.6%
Construction & Engineering	6.5%
Industrial Machinery	5.8%
Health Care Equipment	5.6%
Life & Health Insurance	4.9%
Air Freight & Logistics	4.4%
Leisure Products	4.3%
Diversified Real Estate Activities	3.6%
Tires & Rubber	3.5%
Household Products	3.0%
Drug Retail	2.8%
IT Consulting & Other Services	2.6%
Retail REITS	2.5%
Brewers	2.5%
Marine	2.5%
Auto Parts & Equipment	2.5%
Soft Drinks	2.4%
Trucking	2.4%
Pharmaceuticals	2.2%
Electric Utilities	1.8%
Trading Companies & Distributors	1.8%
Specialized Finance	1.2%
Food Retail	1.2%
Distributors	1.1%
Diversified Banks	1.1%
Specialty Chemicals	1.0%
Regional Banks	0.8%
Short-Term Investments	0.0	%(a)
	100.0%

*	Portfolio composition is subject to change.

(a)	Amount is less than 0.05%.

ANNUAL REPORT 2016

PORTFOLIO COMPOSITION – October 31, 2016* (Unaudited)

COMMONWEALTH GLOBAL FUND
Country or Security Type	Percentage of Total Investments
United States	35.1%
Short-Term Investments	14.1%
United Kingdom	11.3%
Japan	5.9%
Switzerland	5.2%
Israel	3.7%
Germany	2.7%
France	2.7%
Mexico	2.5%
Norway	2.4%
South Africa	2.4%
Republic of South Korea	2.2%
Chile	2.1%
India	1.9%
Bermuda	1.9%
Denmark	1.6%
Canada	1.3%
Call Options	1.0%
100.0%

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or Security Type	Percentage of Total Investments
Specialized REITS	15.3%
Office REITS	9.4%
Hotels, Resorts & Cruise Lines	7.0%
Retail REITS	7.0%
Construction Materials	6.4%
Diversified REITS	6.1%
Wireless Telecommunication Services	5.4%
Residential REITS	4.4%
Real Estate Operating Companies	4.3%
Thrifts & Mortgage Finance	4.3%
Homebuilding	3.6%
Construction & Engineering	2.7%
Short-Term Investments	2.6%
Industrial REITS	2.6%
Building Products	2.6%
Mortgage REITS	2.5%
Home Improvement Retail	2.3%
Airport Services	2.1%
Regional Banks	2.0%
Exchange Traded Funds – China	1.9%
Restaurants	1.4%
Diversified Real Estate Activities	1.3%
Health Care REITS	1.2%
Hotels, Resorts REITS	0.7%
Real Estate Development	0.6%
Alternative Carriers	0.2%
Call Options	0.1%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (95.5%)
AUSTRALIA (17.6%)
CASINOS & GAMING (1.0%)
Crown Resorts Ltd.	24,000	$198,813

DIVERSIFIED CHEMICALS (0.1%)
Alexium International Group Ltd. *	50,000	24,913

EDUCATION SERVICES (0.8%)
G8 Education Ltd.	61,230	147,183

FOOD RETAIL (0.8%)
Woolworths Ltd.	8,000	143,922

GAS UTILITIES (0.9%)
APA Group	30,000	181,652

HEALTH CARE EQUIPMENT (2.0%)
Cochlear Ltd.	4,000	389,350

HEALTH CARE FACILITIES (0.4%)
Ramsay Health Care Ltd.	1,500	83,706

HEALTH CARE SERVICES (2.2%)
Sonic Healthcare Ltd.	27,368	426,571

HUMAN RESOURCE & EMPLOYMENT SERVICES (1.2%)
SEEK Ltd.	20,000	222,729

HYPERMARKETS AND SUPER CENTERS (2.2%)
Wesfarmers Ltd.	13,299	414,873

MULTI-UTILITIES AND UNREGULATED POWER (2.0%)
AGL Energy Ltd.	26,511	386,795

OIL & GAS EXPLORATION & PRODUCTION (1.0%)
Woodside Petroleum Ltd.	8,711	187,990

PROPERTY & CASUALTY INSURANCE (2.2%)
QBE Insurance Group Ltd.	20,000	151,985
Suncorp Group Ltd.	30,444	277,206

		429,191

SPECIALTY STORES (0.6%)
Michael Hill International Ltd.	100,000	121,330

TRADING COMPANIES & DISTRIBUTORS (0.2%)
Silver Chef Ltd.	5,643	45,501

		3,404,519

NEW ZEALAND (77.9%)
AIR FREIGHT & LOGISTICS (7.7%)
Fliway Group Ltd.	200,000	150,161
Freightways Ltd.	173,540	792,936
Mainfreight Ltd.	40,000	531,141

		1,474,238

AIRLINES (1.0%)
Air New Zealand Ltd.	140,000	193,207

	Shares	Fair Value
COMMON STOCKS (95.5%) – Continued
NEW ZEALAND (77.9%) – Continued
AIRPORT SERVICES (1.3%)
Airwork Holdings Ltd.	72,000	$249,696

BIOTECHNOLOGY (1.0%)
Pacific Edge Ltd. *	600,000	197,354

COAL & CONSUMABLE FUELS (0.0%)
Pike River Coal Ltd. * (1)	1,145,295	—

EDUCATION SERVICES (2.1%)
Evolve Education Group Ltd.	562,151	410,006

ELECTRIC UTILITIES (4.2%)
Contact Energy Ltd.	40,000	135,860
Infratil Ltd.	260,777	555,678
Trustpower Ltd.	35,000	122,882

		814,420

ELECTRONIC EQUIPMENT MANUFACTURERS (0.8%)
ikeGPS Group Ltd. *	378,802	157,101

HEALTH CARE FACILITIES (7.7%)
Arvida Group Ltd.	160,000	129,281
Metlifecare Ltd.	114,783	474,398
Ryman Healthcare Ltd.	140,000	888,952

		1,492,631

HEALTH CARE SERVICES (2.0%)
Abano Healthcare Group Ltd.	67,163	384,200

HOME FURNISHING RETAIL (2.6%)
Briscoe Group Ltd.	183,520	496,035

HOTELS, RESORTS & CRUISE LINES (0.8%)
Millennium & Copthorne Hotels New Zealand Ltd.	100,000	157,311

INDUSTRIAL CONGLOMERATES (1.1%)
Hellaby Holdings Ltd.	90,000	214,945

INDUSTRIAL MACHINERY (5.1%)
Scott Technology Ltd.	541,459	820,803
Skellerup Holdings Ltd.	150,000	153,379

		974,182

MARINE PORTS & SERVICES (22.7%)
Marsden Maritime Holdings Ltd.	81,425	200,870
Port of Tauranga Ltd.	75,000	209,153
South Port New Zealand Ltd.	970,540	3,955,723

		4,365,746

OIL & GAS EXPLORATION & PRODUCTION (1.7%)
New Zealand Oil & Gas Ltd.	889,387	337,058

See accompanying notes to financial statements.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (95.5%) – Continued
NEW ZEALAND (77.9%) – Continued
OIL & GAS REFINING, MARKETING & TRANSPORTATION (2.0%)
New Zealand Refining Co., Ltd.	245,157	$392,672

PROPERTY & CASUALTY INSURANCE (0.7%)
TOWER Ltd.	200,000	128,709

REINSURANCE (3.6%)
CBL Corp. Ltd.	255,000	687,415

RENEWABLE ELECTRICITY (0.3%)
Tilt Renewables Ltd. *	35,000	55,059

SPECIALIZED FINANCE (5.9%)
Heartland Bank Ltd.	1,052,706	1,129,109

SPECIALTY STORES (1.7%)
Kathmandu Holdings Ltd.	230,000	330,568

STEEL (1.2%)
Steel & Tube Holdings Ltd.	150,000	234,895

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
TeamTalk Ltd.	415,473	133,688

		15,010,245

TOTAL COMMON STOCKS (Cost $13,205,057)		18,414,764

	Principal
CORPORATE BONDS (3.0%)
NEW ZEALAND (3.0%)
BANKS (3.0%)
Credit Agricole SA, 5.04%, 12/29/49 (2) (3) (4)	900,000	569,539

TOTAL CORPORATE BONDS (Cost $469,279)		569,539

	Shares	Fair Value
SHORT-TERM INVESTMENTS (0.3%)
Federated Government Obligations Fund, Institutional Class, 0.27% (5)	52,886	$52,886

TOTAL SHORT-TERM INVESTMENTS (Cost $52,886)		52,886

TOTAL INVESTMENTS (98.8%) (Cost $13,727,222)		19,037,189

OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)		235,930

NET ASSETS (100.0%)		$19,273,119

*	Non-income producing security.

(1)	Security is being fair valued in accordance with the Trust’s fair valuation policies.

(2)	Callable.

(3)	Variable rate security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2016.

(4)	Principal amount shown is in New Zealand Dollars; value shown in U.S. Dollars.

(5)	Rate disclosed is the seven day effective yield as of October 31, 2016.

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Africa Fund

	Shares	Fair Value
COMMON STOCKS (75.7%)
EGYPT (2.6%)
DIVERSIFIED BANKS (0.9%)
Commercial International Bank Egypt SAE	5,000	$22,100

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
Global Telecom Holding SAE GDR *	20,000	41,000

		63,100

SOUTH AFRICA (73.1%)
AGRICULTURAL PRODUCTS (1.3%)
Crookes Brothers Ltd.	8,000	32,042

AIRLINES (0.4%)
Comair Ltd.	35,000	10,644

APPAREL RETAIL (0.5%)
Mr. Price Group Ltd.	1,000	11,402

ASSET MANAGEMENT & CUSTODY BANKS (1.5%)
Coronation Fund Managers Ltd.	6,500	34,968

AUTOMOTIVE RETAIL (0.9%)
Combined Motor Holdings Ltd.	15,000	20,571

CABLE & SATELLITE (2.8%)
Naspers Ltd., N Shares	400	67,048

COAL & CONSUMABLE FUELS (0.6%)
Exxaro Resources Ltd.	2,000	14,716

CONSTRUCTION & ENGINEERING (1.7%)
Murray & Roberts Holdings Ltd.	9,000	6,161
Wilson Bayly Holmes-Ovcon Ltd.	3,000	33,822

		39,983

DEPARTMENT STORES (0.7%)
Woolworths Holdings Ltd.	3,046	17,647

DISTRIBUTORS (1.3%)
Imperial Holdings Ltd. ADR	2,400	30,288

DIVERSIFIED BANKS (10.2%)
Capitec Bank Holdings Ltd.	2,850	144,801
Nedbank Group Ltd.	3,000	49,064
Standard Bank Group Ltd. ADR	4,800	50,736

		244,601

ENVIRONMENTAL & FACILITIES SERVICES (1.2%)
Interwaste Holdings Ltd. *	400,000	28,185

FOOD DISTRIBUTORS (2.3%)
Bid Corp. Ltd.	3,167	55,848

FOOD RETAIL (3.3%)
Shoprite Holdings Ltd. ADR	5,400	79,866

	Shares	Fair Value
COMMON STOCKS (75.7%) – Continued
SOUTH AFRICA (73.1%) – Continued
GOLD (2.0%)
AngloGold Ashanti Ltd. ADR *	2,000	$27,480
Gold Fields Ltd. ADR	5,000	20,750

		48,230

HEALTH CARE FACILITIES (1.7%)
Mediclinic International Ltd.	3,562	39,518

HUMAN RESOURCE & EMPLOYMENT SERVICES (0.8%)
Adcorp Holdings Ltd.	20,000	20,100

INDUSTRIAL CONGLOMERATES (2.2%)
Bidvest Group Ltd.	4,167	51,742

INDUSTRIAL MACHINERY (1.1%)
Howden Africa Holdings Ltd. *	11,000	26,108

INTEGRATED OIL & GAS (1.8%)
Sasol Ltd. ADR	1,600	44,016

LIFE & HEALTH INSURANCE (5.6%)
Clientele Ltd.	50,000	58,002
Discovery Ltd.	9,000	76,921

		134,923

MARINE (1.2%)
Grindrod Ltd.	35,000	28,842

OTHER DIVERSIFIED FINANCIAL SERVICES (9.9%)
African Bank Investments Ltd. * (1)	18,666	—
Alexander Forbes Group Holdings Ltd.	50,000	22,696
FirstRand Ltd.	14,300	51,251
PSG Group Ltd.	10,400	162,530

		236,477

PACKAGED FOODS & MEATS (8.0%)
Astral Foods Ltd.	4,000	36,225
Pioneer Foods Group Ltd.	4,000	48,291
RCL Foods Ltd.	27,559	28,106
Sovereign Food Investments Ltd. *	60,000	40,053
Tiger Brands Ltd.	1,400	39,872

		192,547

PHARMACEUTICALS (0.9%)
Aspen Pharmacare Holdings Ltd.	1,000	21,786

PRECIOUS METALS & MINERALS (2.1%)
Anglo American Platinum Ltd. *	800	18,850
Impala Platinum Holdings Ltd. *	8,000	32,161

		51,011

TECHNOLOGY DISTRIBUTORS (1.2%)
Pinnacle Holdings Ltd. *	20,700	27,483

See accompanying notes to financial statements.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Africa Fund

	Shares	Fair Value
COMMON STOCKS (75.7%) – Continued
SOUTH AFRICA (73.1%) – Continued
TRADING COMPANIES & DISTRIBUTORS (2.6%)
Barloworld Ltd.	4,300	$27,856
Eqstra Holdings Ltd. *	92,847	18,043
Invicta Holdings Ltd.	4,000	16,496

		62,395

TRUCKING (0.8%)
Value Group Ltd.	87,364	19,051

WIRELESS TELECOMMUNICATION SERVICES (2.5%)
MTN Group Ltd. ADR	3,200	27,584
Vodacom Group Ltd.	3,000	32,365

		59,949

		1,751,987

TOTAL COMMON STOCKS (Cost $1,949,433)		1,815,087

EXCHANGE-TRADED FUNDS (17.0%)
Global X MSCI Nigeria ETF	22,200	101,898
iShares MSCI South Africa Index Fund	1,700	94,010
VanEck Vectors Africa Index ETF	10,340	212,280

TOTAL EXCHANGE-TRADED FUNDS (Cost $633,967)		408,188

	Principal
SOVEREIGN BONDS (0.6%)
SOUTH AFRICA (0.6%)
South Africa Government Bond, 8.00%, 12/21/18 (2)	200,000	14,902

TOTAL SOVEREIGN BONDS (Cost $26,294)		14,902

	Shares	Fair Value
SHORT-TERM INVESTMENTS (3.8%)
Federated Government Obligations Fund, Institutional Class, 0.27% (3)	89,833	$89,833

TOTAL SHORT-TERM INVESTMENTS (Cost $89,833)		89,833

TOTAL INVESTMENTS (97.1%) (Cost $2,699,527)		2,328,010

OTHER ASSETS IN EXCESS OF LIABILITIES (2.9%)		70,568

NET ASSETS (100.0%)		$2,398,578

*	Non-income producing security.

(1)	Security is being fair valued in accordance with the Trust’s fair valuation policies.

(2)	Principal amount shown in South African Rand; value shown in U.S. Dollars.

(3)	Rate disclosed is the seven day effective yield as of October 31, 2016.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (98.3%)
JAPAN (98.3%)
AIR FREIGHT & LOGISTICS (4.4%)
Kintetsu World Express, Inc.	4,000	$54,539
Yamato Holdings Co., Ltd.	7,000	159,849

		214,388

AUTO PARTS & EQUIPMENT (2.4%)
NGK Spark Plug Co., Ltd.	6,000	118,764

BREWERS (2.5%)
Kirin Holdings Co., Ltd.	7,000	120,638

CONSTRUCTION & ENGINEERING (6.4%)
Kajima Corp.	33,000	223,084
Taihei Dengyo Kaisha Ltd.	6,000	62,243
Takada Corp.	6,000	27,117

		312,444

DISTRIBUTORS (1.1%)
Yamae Hisano Co., Ltd.	5,200	51,266

DIVERSIFIED BANKS (1.0%)
Mizuho Financial Group, Inc.	30,000	50,658

DIVERSIFIED REAL ESTATE ACTIVITIES (3.6%)
Mitsui Fudosan Co., Ltd.	3,000	68,378
Sumitomo Realty & Development Co., Ltd.	4,000	105,378

		173,756

DRUG RETAIL (2.7%)
Sugi Holdings Co., Ltd.	2,500	134,201

ELECTRIC UTILITIES (1.8%)
Tohoku Electric Power Co., Inc.	7,000	85,765

FOOD RETAIL (1.2%)
Maxvalu Kyushu Co., Ltd.	3,000	56,522

HEALTH CARE EQUIPMENT (5.5%)
CYBERDYNE, Inc. *	5,000	75,181
Terumo Corp.	5,000	193,793

		268,974

HEALTH CARE SUPPLIES (11.4%)
Asahi Intecc Co., Ltd.	9,000	390,446
Hoya Corp.	4,000	167,239

		557,685

HOUSEHOLD PRODUCTS (2.9%)
Unicharm Corp.	6,000	142,935

INDUSTRIAL MACHINERY (5.7%)
FANUC Corp.	700	131,350
Meidensha Corp.	28,000	93,974
Torishima Pump Manufacturing Co., Ltd.	5,000	53,966

		279,290

	Shares	Fair Value
COMMON STOCKS (98.3%) – Continued
JAPAN (98.3%) – Continued
IT CONSULTING & OTHER SERVICES (2.6%)
INES Corp.	5,000	$55,730
Otsuka Corp.	1,500	71,510

		127,240

LEISURE PRODUCTS (4.3%)
Sankyo Co., Ltd.	2,000	70,557
Shimano, Inc.	800	136,995

		207,552

LIFE & HEALTH INSURANCE (4.8%)
Dai-ichi Life Insurance Co., Ltd.	11,000	161,623
T&D Holdings, Inc.	6,000	72,712

		234,335

MARINE (2.4%)
Kawasaki Kisen Kaisha Ltd.	30,000	74,371
Mitsui Osk Lines Ltd.	18,000	45,137

		119,508

PHARMACEUTICALS (2.2%)
Sosei Group Corp. *	700	105,320

RAILROADS (14.2%)
East Japan Railway Co.	1,500	132,394
Hankyu Hanshin Holdings, Inc.	4,400	145,995
Keikyu Corp.	13,000	131,264
Keio Corp.	18,000	149,313
Nishi-Nippon Railroad Co., Ltd.	10,000	47,483
Tobu Railway Co., Ltd.	18,000	88,558

		695,007

REGIONAL BANKS (0.8%)
Nishi-Nippon Financial Holdings, Inc. *	4,000	39,817

RETAIL REITS (2.5%)
Fukuoka REIT Corp.	70	121,339

SOFT DRINKS (2.4%)
Coca-Cola West Co., Ltd.	4,000	118,421

SPECIALIZED FINANCE (1.2%)
Kyushu Leasing Service Co., Ltd.	13,000	58,257

SPECIALTY CHEMICALS (0.9%)
JSR Corp.	3,000	45,709

TIRES & RUBBER (3.4%)
Sumitomo Rubber Industries Ltd.	10,000	167,620

TRADING COMPANIES & DISTRIBUTORS (1.7%)
Marubeni Corp.	16,000	84,317

See accompanying notes to financial statements.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (98.3%) – Continued
JAPAN (98.3%) – Continued
TRUCKING (2.3%)
Daiichi Koutsu Sangyo Co., Ltd.	3,600	$39,783
Nippon Express Co., Ltd.	15,000	74,228

		114,011

TOTAL COMMON STOCKS (Cost $3,036,784)		4,805,739

SHORT-TERM INVESTMENTS (0.0%)
Federated Government Obligations Fund, Institutional Class, 0.27%) (1)	1,120	1,120

TOTAL SHORT-TERM INVESTMENTS (Cost $1,120)		1,120

TOTAL INVESTMENTS (98.3%) (Cost $3,037,904)		4,806,859

OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)		81,053

NET ASSETS (100.0%)		$4,887,912

*	Non-income producing security.

(1)	Rate disclosed is the seven day effective yield as of October 31, 2016.

REIT — Real Estate Investment Trust

The industries shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (85.3%)
BERMUDA (1.9%)
REINSURANCE (1.9%)
Maiden Holdings Ltd.	20,000	$273,000

CANADA (1.3%)
OFFICE REITS (1.3%)
Brookfield Canada Office Properties	10,000	197,800

CHILE (2.1%)
BREWERS (2.1%)
Cia Cervecerias Unidas SA ADR	14,401	309,621

DENMARK (1.6%)
DIVERSIFIED BANKS (1.6%)
Danske Bank A/S ADR	15,000	232,200

FRANCE (2.7%)
DIVERSIFIED CHEMICALS (2.7%)
Arkema SA ADR	4,130	391,132

GERMANY (2.7%)
INDUSTRIAL CONGLOMERATES (2.7%)
Siemens AG ADR	3,500	397,775

INDIA (1.9%)
DIVERSIFIED BANKS (1.9%)
HDFC Bank Ltd. ADR	4,000	283,120

ISRAEL (3.7%)
APPLICATION SOFTWARE (2.5%)
NICE-Systems Ltd. ADR	5,500	365,585

PHARMACEUTICALS (1.2%)
Teva Pharmaceutical Industries Ltd. ADR	4,000	170,960

		536,545

JAPAN (6.0%)
CONSUMER ELECTRONICS (1.1%)
Sony Corp. ADR	5,000	156,650

ELECTRICAL COMPONENTS & EQUIPMENT (2.5%)
Nidec Corp. ADR	15,000	362,700

TIRES & RUBBER (2.4%)
Bridgestone Corp.	19,000	353,590

		872,940

MEXICO (2.5%)
BROADCASTING & CABLE TV (2.5%)
Grupo Televisa SA ADR	15,000	367,950

NORWAY (2.5%)
MULTI-LINE INSURANCE (2.5%)
Gjensidige Forsikring ASA ADR	20,000	358,968

	Shares	Fair Value
COMMON STOCKS (85.3%) – Continued
REPUBLIC OF SOUTH KOREA (2.2%)
WIRELESS TELECOMMUNICATION SERVICES (2.2%)
SK Telecom Co., Ltd. ADR	15,000	$327,750

SOUTH AFRICA (2.4%)
FOOD RETAIL (2.4%)
Shoprite Holdings Ltd. ADR	24,000	354,960

SWITZERLAND (5.2%)
PACKAGED FOODS & MEATS (2.9%)
Nestle SA ADR	5,750	417,709

PHARMACEUTICALS (2.3%)
Roche Holding AG ADR	12,000	344,100

		761,809

UNITED KINGDOM (11.4%)
DISTILLERS & VINTNERS (2.1%)
Diageo PLC ADR (1)	2,800	301,084

INTEGRATED OIL & GAS (2.0%)
BP PLC ADR	8,181	290,835

LIFE & HEALTH INSURANCE (2.0%)
Old Mutual PLC ADR	15,125	297,674

PACKAGED FOODS & MEATS (2.6%)
Unilever NV	9,000	376,380

PHARMACEUTICALS (1.8%)
GlaxoSmithKline PLC ADR	6,500	260,065

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Vodafone Group PLC ADR	5,000	139,200

		1,665,238

UNITED STATES (35.2%)
BIOTECHNOLOGY (2.2%)
United Therapeutics Corp. *	2,750	330,192

COMMUNICATIONS EQUIPMENT (1.6%)
KVH Industries, Inc. *	30,000	238,500

CONSTRUCTION & ENGINEERING (1.6%)
AECOM * (1)	8,500	236,725

CONSTRUCTION MACHINERY & HEAVY TRUCKS (2.7%)
Miller Industries, Inc.	18,000	395,100

DIVERSIFIED BANKS (2.6%)
Wells Fargo & Co.	8,161	375,488

GAS UTILITIES (1.2%)
Northwest Natural Gas Co.	3,000	176,400

HARDWARE, STORAGE & PERIPHERALS (2.1%)
NetApp, Inc.	9,000	305,460

See accompanying notes to financial statements.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (85.3%) – Continued
UNITED STATES (35.2%) – Continued
HEALTH CARE FACILITIES (2.0%)
LifePoint Health, Inc. *	5,000	$299,250

HEALTH CARE SERVICES (0.3%)
Nobilis Health Corp. *	15,400	51,590

HEALTH CARE SUPPLIES (2.0%)
Dentsply Sirona, Inc.	5,000	287,850

HOUSEHOLD PRODUCTS (2.1%)
Procter & Gamble Co./The	3,500	303,800

INDUSTRIAL MACHINERY (1.3%)
Briggs & Stratton Corp.	10,000	186,200

LIFE SCIENCES TOOLS & SERVICES (2.0%)
Thermo Fisher Scientific, Inc.	2,000	294,060

MULTI-LINE UTILITIES AND UNREGULATED POWER (2.3%)
Public Service Enterprise Group, Inc.	8,000	336,640

PACKAGED FOODS & MEATS (2.1%)
Cal-Maine Foods, Inc.	3,000	115,950
Pilgrim’s Pride Corp. *	8,600	187,824

		303,774

RAILROADS (3.3%)
Genesee & Wyoming, Inc., Class A *	2,250	152,865
Norfolk Southern Corp.	3,500	325,500

		478,365

REINSURANCE (1.7%)
Blue Capital Reinsurance Holdings Ltd.	14,000	247,800

SEMICONDUCTORS (2.1%)
Skyworks Solutions, Inc.	4,000	307,760

		5,154,954

TOTAL COMMON STOCKS (Cost $10,002,007)		12,485,762

	Contracts	Fair Value
CALL OPTIONS (1.0%)
UNITED STATES (1.0%)
Apple, Inc., Strike Price: $90, Expiration 1/19/18 *	30	$80,550
Chevron Corp., Strike Price: $100, Expiration 1/20/17 *	25	16,125
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF, Strike Price: $45, Expiration 1/20/17 *	80	2,000
Haliburton Co., Strike Price: $40, Expiration 1/20/17 *	60	41,100
iShares MSCI Japan ETF, Strike Price: $15, Expiration 1/20/17 *	150	150
iShares MSCI United Kingdom ETF, Strike Price: $15, Expiration 1/20/17 *	150	6,000

TOTAL CALL OPTIONS (Cost $141,994)		145,925

	Shares
SHORT-TERM INVESTMENTS (14.1%)
Federated Government Obligations Fund, Institutional Class, 0.27% (2)	2,065,647	2,065,647

TOTAL SHORT-TERM INVESTMENTS (Cost $2,065,647)		2,065,647

TOTAL INVESTMENTS (100.4%) (Cost $12,209,648)		14,697,334

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(52,153)

NET ASSETS (100.0%)		$14,645,181

*	Non-income producing security.

(1)	Subject to call options written.

(2)	Rate disclosed is the seven day effective yield as of October 31, 2016.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

PLC — Public Limited Company

The industries shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (96.2%)
AIRPORT SERVICES (2.2%)
Grupo Aeroportuario del Sureste SAB de CV ADR	1,300	$206,700

ALTERNATIVE CARRIERS (0.2%)
Zayo Group Holdings, Inc. *	500	16,090

BUILDING PRODUCTS (2.6%)
Lennox International, Inc.	1,700	248,013

CONSTRUCTION & ENGINEERING (2.8%)
Kajima Corp. ADR	2,000	134,938
Stuart Olson, Inc.	30,000	129,786

		264,724

CONSTRUCTION MATERIALS (6.5%)
Cemex SAB de CV ADR *	27,669	240,167
James Hardie Industries PLC ADR	25,000	375,250
Martin Marietta Materials, Inc.	30	5,561

		620,978

DIVERSIFIED REAL ESTATE ACTIVITIES (1.3%)
Lend Lease Group ADR	11,900	123,165

DIVERSIFIED REITS (6.2%)
Vornado Realty Trust	1,207	111,985
Washington Real Estate Investment Trust	6,000	176,520
WP Carey, Inc.	5,000	303,700

		592,205

HEALTH CARE REIT (1.2%)
Care Capital Properties, Inc.	4,207	111,780

HOME IMPROVEMENT RETAIL (2.3%)
Home Depot, Inc./The	325	39,653
Kingfisher PLC ADR	20,000	180,600

		220,253

HOMEBUILDING (3.7%)
Gafisa SA ADR	20,000	31,200
NVR, Inc. *	50	76,150
Toll Brothers, Inc. *	4,500	123,480
WCI Communities, Inc. *	5,200	120,380

		351,210

HOTEL & RESORT REITS (0.7%)
Summit Hotel Properties, Inc.	5,200	67,548

HOTELS, RESORTS & CRUISE LINES (7.1%)
InterContinental Hotels Group PLC ADR	4,511	177,959
Marriott International, Inc., Class A (1)	5,035	345,905
Ryman Hospitality Properties, Inc.	3,024	152,470

		676,334

	Shares	Fair Value
COMMON STOCKS (96.2%) – Continued
INDUSTRIAL REITS (2.6%)
EastGroup Properties, Inc.	3,000	$203,730
Monmouth Real Estate Investment Corp.	2,000	27,340
STAG Industrial, Inc.	1,000	23,070

		254,140

MORTGAGE REITS (2.5%)
Annaly Capital Management, Inc.	13,500	139,860
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,000	45,720
Ladder Capital Corp.	4,500	57,060

		242,640

OFFICE REITS (9.5%)
Alexandria Real Estate Equities, Inc.	1,850	199,449
Boston Properties, Inc.	2,500	301,200
Douglas Emmett, Inc.	3,000	109,500
SL Green Realty Corp.	3,000	294,660

		904,809

REAL ESTATE DEVELOPMENT (0.6%)
China Overseas Land & Investment Ltd. ADR	600	55,591

REAL ESTATE OPERATING COMPANIES (4.4%)
Farmland Partners, Inc.	9,205	97,941
Gladstone Land Corp.	9,700	101,656
IRSA Inversiones y Representaciones SA ADR	5,046	94,562
IRSA Propiedades Comerciales SA ADR	2,950	123,531

		417,690

REGIONAL BANKS (2.0%)
Regions Financial Corp.	18,000	192,780

RESIDENTIAL REITS (4.4%)
AvalonBay Communities, Inc.	1,347	230,579
Essex Property Trust, Inc.	900	192,681

		423,260

RESTAURANTS (1.4%)
Luby’s, Inc. *	32,994	138,245

RETAIL REITS (7.0%)
Acadia Realty Trust	4,985	167,945
Brixmor Property Group, Inc.	5,000	127,100
National Retail Properties, Inc.	4,000	182,480
Simon Property Group, Inc. (1)	500	92,980
Tanger Factory Outlet Centers, Inc.	3,000	104,400

		674,905

See accompanying notes to financial statements.

ANNUAL REPORT 2016

SCHEDULE OF INVESTMENTS – October 31, 2016

Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (96.2%) – Continued
SPECIALIZED REITS (15.3%)
CoreCivic, Inc. (1)	750	$10,838
CyrusOne, Inc.	1,200	53,532
Extra Space Storage, Inc.	5,100	373,065
Global Self Storage, Inc.	6,000	30,720
HCP, Inc.	2,000	68,500
Host Hotels & Resorts, Inc.	7,717	119,459
LaSalle Hotel Properties (1)	7,100	168,625
Pebblebrook Hotel Trust	5,000	121,400
QTS Realty Trust, Inc., Class A	2,100	96,516
Ventas, Inc.	2,750	186,313
Welltower, Inc. (1)	1,250	85,663
Weyerhaeuser Co.	5,000	149,650

		1,464,281

THRIFTS & MORTGAGE FINANCE (4.3%)
Georgetown BanCorp, Inc.	10,002	255,801
Harleysville Savings Financial Corp.	8,675	160,054

		415,855

WIRELESS TELECOMMUNICATION SERVICES (5.4%)
American Tower Corp., Class A (1)	2,500	292,975
SBA Communications Corp., Class A *	2,000	226,560

		519,535

TOTAL COMMON STOCKS (Cost $6,616,721)		9,202,731

EXCHANGE-TRADED FUNDS (1.9%)
Guggenheim China Real Estate ETF	8,500	185,045

TOTAL EXCHANGE-TRADED FUNDS (Cost $144,153)		185,045

	Contracts	Fair Value
CALL OPTIONS (0.2%)
Lowes Companies, Inc., Strike Price: $62.50, Expiration 1/20/17 *	26	$14,430

TOTAL CALL OPTIONS (Cost $25,558)		14,430

	Shares
SHORT-TERM INVESTMENTS (2.7%)
Federated Government Obligations Fund, Institutional Class, 0.27% (2)	254,943	254,943

TOTAL SHORT-TERM INVESTMENTS (Cost $254,943)		254,943

TOTAL INVESTMENTS (101.0%) (Cost $7,041,375)		9,657,149

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)		(92,225)

NET ASSETS (100.0%)		$9,564,924

*	Non-income producing security.

(1)	Subject to call options written.

(2)	Rate disclosed is the seven day effective yield as of October 31, 2016.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

The industries shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

STATEMENTS OF ASSETS AND LIABILITIES – October 31, 2016

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
ASSETS:
Investments in securities at value (cost $13,727,222, $2,699,527, $3,037,904, $12,209,648 and $7,041,375, respectively)	$19,037,189	$2,328,010	$4,806,859	$14,697,334	$9,657,149
Foreign currencies, at value (Cost $266,391, $71,221, $68,573, $- and $-, respectively)	265,719	73,783	66,425	—	—
Receivable for fund shares sold	15	—	—	—	100
Dividends and interest receivable	137,697	425	23,720	18,366	8,081
Tax reclaims receivable	—	—	—	5,110	—
Receivable from Advisor	—	1,870	2,340	—	—
Prepaid expenses	9,516	3,379	8,228	10,536	6,693

Total Assets	19,450,136	2,407,467	4,907,572	14,731,346	9,672,023

LIABILITIES:
Options written, at value (premiums received $-, $-, $-, $30,490 and $48,598, respectively)	—	—	—	5,880	49,565
Payable for fund shares redeemed	90,928	—	—	200	—
Payable for investments purchased	—	—	—	260	—
Payable to Advisor	12,562	—	—	9,401	6,183
Payable to administrator	20,354	2,444	5,256	15,584	10,527
Payable to trustees	7,774	925	1,974	5,860	3,968
Distribution (12b-1) fees accrued	7,583	956	2,281	18,965	17,513
Other accrued expenses	37,816	4,564	10,149	30,015	19,343

Total Liabilities	177,017	8,889	19,660	86,165	107,099

NET ASSETS	$19,273,119	$2,398,578	$4,887,912	$14,645,181	$9,564,924

NET ASSETS CONSIST OF:
Paid-in capital	$13,757,027	$2,828,115	$3,653,713	$11,623,563	$7,016,113
Accumulated net investment income (loss)	474,705	15,019	(19,326)	(50,422)	(17,032)
Accumulated net realized gain (loss) from investments, option contracts and foreign currency transactions	(267,662)	(75,620)	(512,427)	559,745	(48,964)
Net unrealized appreciation(depreciation) on:
Investment securities and foreign currency translations	5,309,049	(368,936)	1,765,952	2,487,685	2,615,774
Written option contracts	—	—	—	24,610	(967)

NET ASSETS	$19,273,119	$2,398,578	$4,887,912	$14,645,181	$9,564,924

Shares outstanding (unlimited number of shares authorized)	1,549,411	290,671	1,446,987	1,048,257	663,974

Net asset value, offering and redemption price per share (a)	$12.44	$8.25	$3.38	$13.97	$14.41

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to the Financial Statements. Par value $0.01, unlimited shares authorized

See accompanying notes to financial statements.

ANNUAL REPORT 2016

STATEMENTS OF OPERATIONS – For the year ended October 31, 2016

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $182,110, $7,123, $14,778, $25,816 and $8,657, respectively)	$812,669	$49,038	$74,632	$355,489	$276,990
Interest income	30,898	1,006	—	—	—

Total Investment Income	843,567	50,044	74,632	355,489	276,990

EXPENSES:
Investment Advisor	133,063	18,603	37,575	109,329	71,125
Administration	120,533	14,224	34,612	100,067	64,963
Distribution (12b-1)	44,354	5,169	12,525	36,443	23,708
Legal	39,359	4,419	11,236	40,841	21,594
Registration	21,034	22,330	20,919	20,584	19,250
CCO	34,028	3,953	10,021	29,005	18,966
Trustee	30,318	3,463	8,852	24,123	16,540
Audit	25,489	2,514	7,948	20,043	14,007
Insurance	15,917	2,062	4,636	13,867	8,870
Custodian	15,771	3,344	5,062	11,790	6,000
Printing	15,074	1,713	4,519	11,791	8,267
Miscellaneous	8,124	1,739	2,848	6,790	4,769
Interest expense	441	—	211	39	—

Total Expenses	503,505	83,533	160,964	424,712	278,059
Fees waived and reimbursed by Advisor	—	(47,361)	(59,127)	—	—

Net Operating Expenses	503,505	36,172	101,837	424,712	278,059

Net Investment Income (Loss)	340,062	13,872	(27,205)	(69,223)	(1,069)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Affiliated investment securities transactions	(803,777)	—	—	—	—
Investment securities transactions	1,018,419	(57,853)	157,226	747,698	(56,956)
Foreign currency transactions	63,797	1,011	8,231	2	(57)
Purchased option contracts	—	—	—	(4,050)	—
Written option contracts	—	—	—	214,702	9,693

Total Net Realized Gain (Loss)	278,439	(56,842)	165,457	958,352	(47,320)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	723,319	—	—	—	—
Investments	2,219,220	23,880	(17,942)	(936,003)	120,552
Foreign currency	(1,318)	2,601	(2,878)	(1)	—
Purchased option contracts	—	—	—	24,228	(49,244)
Written option contracts	—	—	—	43,697	(18,716)

Total Net Change in Unrealized Appreciation (Depreciation)	2,941,221	26,481	(20,820)	(868,079)	52,592

Net Realized and Unrealized Gain (Loss) on Investments	3,219,660	(30,361)	144,637	90,273	5,272

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,559,722	$(16,489)	$117,432	$21,050	$4,203

See accompanying notes to financial statements.

ANNUAL REPORT 2016

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Australia/New Zealand Fund		Africa Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS:
Net investment income (loss)	$340,062	$293,509	$13,872	$17,672
Net realized gain (loss)	278,439	(180,443)	(56,842)	6,461
Net change in unrealized appreciation (depreciation)	2,941,221	(2,128,299)	26,481	(411,261)

Change in net assets resulting from operations	3,559,722	(2,015,233)	(16,489)	(387,128)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(504,861)	(173,911)	(13,033)	—
Net realized gains	—	(1,265,872)	—	—

Change in net assets from distributions	(504,861)	(1,439,783)	(13,033)	—

CAPITAL TRANSACTIONS:
Proceeds from shares sold	2,466,289	3,100,686	335,997	450,715
Reinvestment of distributions	494,045	1,396,389	13,001	—
Amount paid for shares redeemed	(4,140,438)	(4,145,063)	(135,942)	(326,618)
Redemption fees	328	—	—	—

Change in net assets resulting from capital transactions	(1,179,776)	352,012	213,056	124,097

Net increase (decrease) in net assets	1,875,085	(3,103,004)	183,534	(263,031)
NET ASSETS:
Beginning of year	17,398,034	20,501,038	2,215,044	2,478,075

End of year	$19,273,119	$17,398,034	$2,398,578	$2,215,044

Accumulated net investment income (loss)	$474,705	$219,787	$15,019	$13,033

SHARE TRANSACTIONS:
Shares sold	212,625	281,911	44,171	48,333
Shares issued in reinvestment of distributions	48,152	123,030	1,868	—
Shares redeemed	(374,650)	(376,275)	(17,468)	(35,130)

Change in shares outstanding	(113,873)	28,666	28,571	13,203

See accompanying notes to financial statements.

ANNUAL REPORT 2016

STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth Japan Fund		Commonwealth Global Fund		Commonwealth Real Estate Securities Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$(27,205)	$(116,572)	$(69,223)	$(168,707)	$(1,069)	$(91,239)
165,457	24,072	958,352	(376,279)	(47,320)	625,889
(20,820)	460,787	(868,079)	(1,049,660)	52,592	(355,672)

117,432	368,287	21,050	(1,594,646)	4,203	178,978

—	—	—	—	—	—
—	—	—	(1,312,418)	(140,758)	—

—	—	—	(1,312,418)	(140,758)	—

1,030,910	2,176,435	695,469	2,024,200	242,347	691,987
—	—	—	1,296,249	139,503	—
(1,596,370)	(2,111,126)	(1,281,386)	(1,840,173)	(399,645)	(688,911)
—	—	65	15	—	—

(565,460)	65,309	(585,852)	1,480,291	(17,795)	3,076

(448,028)	433,596	(564,802)	(1,426,773)	(154,350)	182,054

5,335,940	4,902,344	15,209,983	16,636,756	9,719,274	9,537,220

$4,887,912	$5,335,940	$14,645,181	$15,209,983	$9,564,924	$9,719,274

$(19,326)	$(124,110)	$(50,422)	$(148,496)	$(17,032)	$(90,814)

313,141	670,835	51,174	134,201	17,093	48,258
—	—	—	86,997	10,080	—
(481,700)	(664,500)	(93,520)	(122,070)	(28,219)	(47,846)

(168,559)	6,335	(42,346)	99,128	(1,046)	412

See accompanying notes to financial statements.

ANNUAL REPORT 2016

FINANCIAL HIGHLIGHTS

Commonwealth Australia/New Zealand Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year ended 10/31/16	For the year ended 10/31/15	For the year ended 10/31/14	For the year ended 10/31/13	For the year ended 10/31/12
Net Asset Value, Beginning of Year	$10.46	$12.54	$13.25	$12.05	$10.76

Change in net assets from operations:
Net investment income	0.21	0.18	0.15	0.21	0.14
Net realized and unrealized gain (loss) from investments	2.08	(1.38)	(0.40)	1.15	1.27

Total from investment activities	2.29	(1.20)	(0.25)	1.36	1.41

Distributions:
Net investment income	(0.31)	(0.11)	(0.22)	(0.16)	(0.12)
Net realized gains	—	(0.77)	(0.24)	—	—

Total distributions	(0.31)	(0.88)	(0.46)	(0.16)	(0.12)

Redemption fees	— (a)	—	— (a)	— (a)	— (a)

Net Asset Value, End of Year	$12.44	$10.46	$12.54	$13.25	$12.05

Total return	22.51%	(10.15)%	(1.74)%	11.40%	13.31%

Net assets at end of year (000’s)	$19,273	$17,398	$20,501	$23,766	$22,347

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.84%	3.29%	3.08%	3.17%	3.32%
Ratio of gross expenses before waivers and/or reimbursements	2.84%	3.31%	3.08%	3.17%	3.32%
Ratio of net investment income to average net assets	1.92%	1.55%	1.11%	1.59%	1.26%
Portfolio turnover rate	26%	9%	16%	18%	8%

(a)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

FINANCIAL HIGHLIGHTS

Africa Fund

Selected data for a share outstanding throughout each of the periods indicated:

	For the year ended 10/31/16	For the year ended 10/31/15		For the year ended 10/31/14	For the year ended 10/31/13	For the period ended 10/31/12(a)
Net Asset Value, Beginning of Period	$8.45	$9.96		$10.38	$10.23	$10.00

Change in net assets from operations:
Net investment income	0.05	0.07		0.01	0.22	0.08
Net realized and unrealized gain (loss) from investments	(0.20)	(1.58)		(0.25)	0.09	0.15

Total from investment activities	(0.15)	(1.51)		(0.24)	0.31	0.23

Distributions:
Net investment income	(0.05)	—		(0.14)	(0.16)	—
Return of capital	—	—		(0.04)	—	—

Total distributions	(0.05)	—		(0.18)	(0.16)	—

Redemption fees	—	—		— (b)	— (b)	—

Net Asset Value, End of Period	$8.25	$8.45		$9.96	$10.38	$10.23

Total return	(1.67)%	(15.16)%		(2.32)%	3.02%	2.30	%(c)

Net assets at end of period (000’s)	$2,399	$2,215		$2,478	$2,099	$1,356

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.84	%(d)	2.00%	—%	0.70	%(e)
Ratio of gross expenses before waivers and/or reimbursements	4.04%	5.99%		5.69%	6.13%	8.32	%(e)
Ratio of net investment income to average net assets	0.67%	0.75%		0.11%	2.28%	1.32	%(e)
Portfolio turnover rate	13%	1%		4%	7%	—	%(c)

(a)	Reflects operations for the period from November 7, 2011 (inception date) to October 31, 2012.

(b)	Value is less than $0.005 per share.

(c)	Not annualized for periods less than one year.

(d)	Effective March 1, 2015, the Fund’s Board approved a fee reduction agreement between the Trust and FCA Corp that limits fund expense to 1.50% of average net assets, exclusive of the 0.25% distribution fee.

(e)	Annualized for periods less than one year.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

FINANCIAL HIGHLIGHTS

Commonwealth Japan Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year ended 10/31/2016		For the year ended 10/31/2015	For the year ended 10/31/2014	For the year ended 10/31/2013	For the year ended 10/31/2012
Net Asset Value, Beginning of Year	$3.30		$3.05	$3.08	$2.54	$2.70

Change in net assets from operations:
Net investment loss	(0.03)		(0.07)	(0.05)	(0.10)	(0.07)
Net realized and unrealized gain (loss) from investments	0.11		0.32	0.02	0.64	(0.09)

Total from investment activities	0.08		0.25	(0.03)	0.54	(0.16)

Redemption fees	—		—	— (a)	— (a)	— (a)

Net Asset Value, End of Year	$3.38		$3.30	$3.05	$3.08	$2.54

Total Return	2.42%		8.20%	(0.97)%	21.26%	(5.93)%

Net assets at end of year (000’s)	$4,888		$5,336	$4,902	$4,444	$4,017

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.03	%(b)	3.55%	3.49%	4.40%	4.84%
Ratio of gross expenses before waivers and/or reimbursements	3.22%		4.33%	4.24%	4.40%	4.84%
Ratio of net investment loss to average net assets	(0.54)%		(2.35)%	(2.22)%	(3.03)%	(3.01)%
Portfolio turnover rate	4%		10%	9%	23%	20%

(a)	Value is less than $0.005 per share.

(b)	Effective March 1, 2016, the Fund’s Board approved a fee reduction agreement between the Trust and FCA Corp that limits fund expense to 1.50% of average net assets, exclusive of the 0.25% distribution fee.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

FINANCIAL HIGHLIGHTS

Commonwealth Global Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year ended 10/31/2016	For the year ended 10/31/2015	For the year ended 10/31/2014	For the year ended 10/31/2013	For the year ended 10/31/2012
Net Asset Value, Beginning of Year	$13.95	$16.78	$17.00	$14.13	$15.24

Change in net assets from operations:
Net investment loss	(0.07)	(0.15)	(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss) from investments	0.09	(1.35)	0.50	2.99	0.54

Total from investment activities	0.02	(1.50)	0.42	2.87	0.42

Distributions:
Net realized gains	—	(1.33)	(0.64)	—	(1.53)

Total distributions	—	(1.33)	(0.64)	—	(1.53)

Redemption fees	— (a)	— (a)	—	— (a)	— (a)

Net Asset Value, End of Year	$13.97	$13.95	$16.78	$17.00	$14.13

Total Return	0.14%	(9.42)%	2.56%	20.31%	3.47%

Net assets at end of year (000’s)	$14,645	$15,210	$16,637	$15,959	$13,311

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.92%	3.31%	3.08%	3.12%	3.31%
Ratio of gross expenses before waivers and/or reimbursements	2.92%	3.34%	3.08%	3.12%	3.31%
Ratio of net investment loss to average net assets	(0.48)%	(1.03)%	(0.52)%	(0.81)%	(0.85)%
Portfolio turnover rate	45%	45%	27%	14%	11%

(a)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

FINANCIAL HIGHLIGHTS

Commonwealth Real Estate Securities Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year ended 10/31/2016	For the year ended 10/31/2015	For the year ended 10/31/2014	For the year ended 10/31/2013	For the year ended 10/31/2012
Net Asset Value, Beginning of Year	$14.62	$14.35	$12.55	$11.27	$9.72

Change in net assets from operations:
Net investment income (loss)	— (a)	(0.14)	0.02	(0.02)	(0.13)
Net realized and unrealized gain (loss) from investments	— (a)	0.41	1.78	1.30	1.68

Total from investment activities	—	0.27	1.80	1.28	1.55

Distributions:
Net realized gains	(0.21)	—	—	—	—

Total distributions	(0.21)	—	—	—	—

Redemption fees	—	—	—	— (a)	— (a)

Net Asset Value, End of Year	$14.41	$14.62	$14.35	$12.55	$11.27

Total Return	0.07%	1.88%	14.34%	11.36%	15.95%

Net assets at end of year (000’s)	$9,565	$9,719	$9,537	$8,362	$7,824

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.93%	3.35%	3.20%	3.33%	3.53%
Ratio of gross expenses before waivers and/or reimbursements	2.93%	3.38%	3.20%	3.33%	3.53%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.93)%	0.10%	(0.18)%	(1.20)%
Portfolio turnover rate	12%	10%	16%	4%	5%

(a)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016

Note 1 – Organization

Commonwealth International Series Trust (the ‘‘Trust’’) was organized as a Massachusetts business trust on May 8, 1986, and is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company. The Trust currently consists of five diversified series: the Commonwealth Australia/New Zealand Fund (the ‘‘Australia/New Zealand Fund’’), the Africa Fund (the ‘‘Africa Fund’’), the Commonwealth Japan Fund (the ‘‘Japan Fund’’), the Commonwealth Global Fund (the ‘‘Global Fund’’) and the Commonwealth Real Estate Securities Fund (the ‘‘Real Estate Securities Fund’’) (each a ‘‘Fund’’ and collectively the ‘‘Funds’’).

Note 2 – Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e., Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 – Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

A) Valuation of Securities – Each Fund’s assets and liabilities are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost only if the Trust can reasonably conclude, at each time it makes a valuation determination, that the amortized cost value of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. In the Australia/New Zealand Fund and Japan Fund, the measure is based on a comparison between the S&P 500® Futures Index at the time of Tokyo market close to the S&P 500® Futures Index at the time of the New York market close. In the Africa Fund, the measure is based on a comparison between the S&P 500® Futures Index at the time of London market close to the S&P 500® Futures Index at the time of the New York market close.

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

B) Fair Value Measurements – The Funds’ investments have been categorized by tiers dependent upon the various ‘‘inputs’’ used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, preferred stocks and exchange traded funds.    Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Investments in other open-end registered investment companies, including money market funds, are valued at net asset value. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

Corporate and Sovereign Bonds.    The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Domestically held corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased options.    Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2016:

	Australia/New Zealand Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(1)	$14,459,041	$3,955,723	$—	(2)	$18,414,764
Corporate Bonds	569,539	—	—		569,539
Short-Term Investments	52,886	—	—		52,886

Total	$15,081,466	$3,955,723	$—		$19,037,189

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

	Africa Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(1)	$1,815,087	$—	$—	(2)	$1,815,087
Exchange-Traded Funds	408,188	—	—		408,188
Sovereign Bonds	—	14,902	—		14,902
Short-Term Investments	89,833	—	—		89,833

Total	$2,313,108	$14,902	$—		$2,328,010

	Japan Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(1)	$4,805,739	$—	$—		$4,805,739
Short-Term Investments	1,120	—	—		1,120

Total	$4,806,859	$—	$—		$4,806,859

	Global Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(1)	$11,829,120	$656,642	$—		$12,485,762
Call Options	145,775	150	—		145,925
Short-Term Investments	2,065,647	—	—		2,065,647

Total	$14,040,542	$656,792	$—		$14,697,334

	Real Estate Securities Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(1)	$8,888,671	$314,060	$—		$9,202,731
Exchange-Traded Funds	185,045	—	—		185,045
Call Options	—	14,430	—		14,430
Short-Term Investments	254,943	—	—		254,943

Total	$9,328,659	$328,490	$—		$9,657,149

(1)	All sub-categories within Common Stocks represent Level 1 or Level 2 evaluation status. For a detailed breakout by industry or country, please refer to the Schedules of Investments.

(2)	Due to the halt in trading of Pike River Coal Ltd. held in the Australia/New Zealand Fund and African Bank Investments Ltd. held in the Africa Fund, management has determined the fair value of these holdings to be $0 resulting in a Level 3 security held as of October 31, 2016.

The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures, written options and forwards. Please refer to Note 7 – Financial Instruments with Off-Balance Sheet Risk for additional information.

	Other Financial Instruments at value
Fund	Level 1	Level 2	Level 3	Total
Global Fund
Written Options	$(2,380)	$(3,500)	$—	$(5,880)
Real Estate Securities Fund
Written Options	$(6,890)	$(42,675)	$—	$(49,565)

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period. As described in Note 3 – Significant Accounting Policies under A) Valuation of Securities, certain equity securities listed or traded on foreign exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. During the fiscal year ended October 31, 2016, there were several instances where these conditions were met.

The Funds held securities that at October 31, 2015, due to either the absence of trading activity or receipt of a fair valued price by the pricing service, were categorized in Level 2. On October 31, 2016, these securities were valued based on an exchange traded closing price and were classified in Level 1. The following is a reconciliation of transfers between category levels from October 31, 2015 to October 31, 2016:

	Australia/ New Zealand Fund	Japan Fund	Real Estate Securities Fund
Transfers into Level 1	$10,536,962	$4,585,420	$545,641
Transfers out of Level 1	$—	$—	$258,469

Net Transfers in (out) of Level 1	$10,536,962	$4,585,420	$804,110

Transfers into Level 2	$—	$—	$(258,469)
Transfers out of Level 2	$(10,536,962)	$(4,585,420)	$(545,641)

Net Transfers in (out) of Level 2	$(10,536,962)	$(4,585,420)	$(804,110)

C) Currency Translation – For purposes of determining each Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

D) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

E) Accounting for Investments – Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily.

F) Federal Income Taxes – It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

G) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

H) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the fiscal year ended October 31, 2016, the Australia/New Zealand Fund and Global Fund had contributions to capital due to redemption fees in the amount of $328 and $65, respectively.

I) Option Accounting Principles – A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivatives for any purpose consistent with its investment objective, such as hedging, obtaining market exposure, and generating premium income.

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day, the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

J) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s ability to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. During and as of the fiscal year ended October 31, 2016, the Funds held no foreign currency contracts.

K) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp as the Funds’ investment advisor (the “Advisor”). Under each Fund’s Investment Advisory Agreement, the Advisor is paid a fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund.

Prior to March 1, 2016, the Advisor was paid a fee of 1.25% of the average daily net assets of the Africa Fund. The Advisor entered into an expense limitation agreement through February 28, 2017, under which it has agreed to limit the total expenses of the Africa Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Africa Fund. The Advisor may not terminate this arrangement prior to February 28, 2017, unless the investment advisory agreement is terminated. The Africa Fund has agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three years of the date of any such waiver and such repayment does not cause the Africa Fund to exceed the expense limitation in place at the time the fee was waived. For the fiscal year ended October 31, 2016, the Advisor waived and reimbursed a total of $47,361 in the Africa Fund that is subject to recoupment.

Prior to March 1, 2016, the Advisor contractually agreed to waive the Management Fee of 0.75% for the Japan Fund through February 29, 2016. Effective March 1, 2016, the Advisor entered into an expense limitation agreement through February 28, 2017, under which it has agreed to limit the total expenses of the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Japan Fund. The Advisor may not terminate this arrangement prior to February 28, 2017, unless the investment advisory agreement is terminated. The Japan Fund has agreed to repay the Advisor for amounts waived by the Advisor after February 29, 2016 pursuant to the fee waiver agreement to the extent that such repayment occurs within three years of the date of any such waiver and such repayment does not cause the Japan Fund to exceed the expense limitation in place at the time the fee was waived. For the fiscal year

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

ended October 31, 2016, the Advisor waived and reimbursed a total $12,242 in the Japan Fund that is not subject to recoupment and $46,885 that is subject to recoupment.

The amounts subject to recoupment by the Funds, pursuant to the aforementioned conditions are as follows:

Fund	Amount	Recoupment Available Through
Africa Fund	$28,775	October 31, 2017
	$78,909	October 31, 2018
	$47,361	October 31, 2019
Japan Fund	$46,885	October 31, 2019

Certain officers of the Trust are also officers of the Advisor.

B) Administration, Fund Accounting and Transfer Agent – Ultimus Asset Services, LLC (“Ultimus”), formerly Huntington Asset Services, Inc., serves as the administrator, transfer agent and fund accountant to the Funds. For these services, Ultimus receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. Certain officers of the Trust are also employees of Ultimus, but are paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – Unified Financial Securities, LLC (“Unified”), an affiliate of Ultimus, serves as the principal underwriter for the shares of each Fund of the Trust and receives an annual contractual fee.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Funds’ assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Funds and the servicing of the Funds shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Funds’ shares. These amounts are disclosed on the Statements of Operations under Distribution (12b-1) fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board of Trustees has currently authorized each Fund to pay out only 0.25% under its Plan. If the Trustees’ intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel – The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively & Associates, Inc., but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

Note 5 – Investments in Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Detail of affiliated holdings held in the Australia/New Zealand Fund during the fiscal year ended October 31, 2016, appears below:

Security Held	Percentage of Ownership 10/31/15	Shares 10/31/15	Value 10/31/15	Cost of Purchases	Cost of Sales	Change in Appreciation/ Depreciation	Dividend Income	Realized Loss	Shares 10/31/16	Value 10/31/16	Percentage of Ownership 10/31/16
Bethunes Investments Ltd.	9.74%	11,201,593	$106,187	$—	$829,506	$723,319	$—	$(803,777)	—	$—	0.00%

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

Note 6 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the fiscal year ended October 31, 2016, were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$4,514,787	$5,722,633
Africa Fund	480,322	254,159
Japan Fund	214,449	600,826
Global Fund	6,388,735	8,463,844
Real Estate Securities Fund	1,125,545	1,153,266

Note 7 – Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds may trade and hold certain derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statements of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian. In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The following is a summary of the written option activity:

	Global Fund		Real Estate Securities Fund
Contracts	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding at 10/31/2015	365	$63,943	100	$33,499
Call options written	2,878	419,525	298	88,824
Call options expired	(1,408)	(200,382)	(112)	(35,263)
Call options exercised	(775)	(110,844)	(94)	(23,957)
Call options closed	(962)	(141,752)	(25)	(14,505)

Outstanding at 10/31/2016	98	$30,490	167	$48,598

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

At October 31, 2016, the Global Fund had the following outstanding written options:

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
AECOM	Call	1/20/2017	$32.50	70	$3,500	$18,394
Diageo PLC	Call	1/20/2017	115.00	28	2,380	6,216

Total				98	$5,880	$24,610

At October 31, 2016, the Real Estate Securities Fund had the following outstanding written options:

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
American Tower Corp., Class A	Call	1/20/2017	$110.00	25	$23,000	$(10,575)
CoreCivic, Inc.	Call	3/17/2017	15.00	4	640	(192)
LaSalle Hotel Properties	Call	12/16/2016	22.50	71	17,395	(3,409)
Marriott International, Inc., Class A	Call	1/20/2017	72.50	50	6,250	6,100
Simon Property Group, Inc.	Call	1/19/2018	230.00	5	1,440	3,295
Welltower, Inc.	Call	1/20/2017	75.00	12	840	3,814

Total				167	$49,565	$(967)

Note 8 – Derivatives

The Funds’ use of derivatives for the fiscal year ended October 31, 2016, was limited to options. The derivative instruments outstanding as of October 31, 2016, as disclosed in the Statements of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Global Fund
Equity Contracts	Investments in securities at value (purchased options)	$145,925	Net realized loss from purchased option contracts	$(4,050)

Equity Contracts	Options written, at value (written options)	(5,880)	Net realized gain from written option contracts	214,702

Equity Contracts			Net change in unrealized appreciation (depreciation) on purchased option contracts		$24,228

Equity Contracts			Net change in unrealized appreciation (depreciation) on written option contracts		43,697

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Real Estate Securities Fund
Equity Contracts	Investments in securities at value (purchased options)	$14,430	Net realized gain from purchased option contracts	$—

Equity Contracts	Options written, at value (written options)	(49,565)	Net realized gain from written option contracts	9,693

Equity Contracts			Net change in unrealized appreciation (depreciation) on purchased option contracts		$(49,244)

Equity Contracts			Net change in unrealized appreciation (depreciation) on written option contracts		(18,716)

Balance Sheet Offsetting Information    During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2016, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements. The following table provides a summary of amounts related to derivative instruments and amounts related to financial instruments and cash collateral not offset in the Statements of Assets and Liabilities as of October 31, 2016.

	Gross Amounts Presented in Statements of Assets and Liabilities	Amounts not Offset in Statements of Assets and Liabilities
Fund/Derivative		Financial Instruments	Cash Collateral	Net Amount
Global Fund
Purchased options	$145,925	$(145,925)	$—	$—
Written options	(5,880)	5,880
Real Estate Securities Fund
Purchased options	14,430	(14,430)
Written options	(49,565)	49,565	—	—

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

Note 9 – Tax Matters

At October 31, 2016, the gross unrealized appreciation (depreciation) on investments, foreign currency translations and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Gross unrealized appreciation	$7,444,668	$269,787	$1,878,581	$2,627,709	$2,998,689
Gross unrealized depreciation	(2,134,701)	(641,304)	(126,210)	(208,008)	(386,620)

Net unrealized appreciation (depreciation) on investments	$5,309,967	$(371,517)	$1,752,371	$2,419,701	$2,612,069

Tax cost of investments	$13,727,222	$2,699,527	$3,054,488	$12,277,633	$7,045,080

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, foreign currency translations and passive foreign investment companies (‘‘PFICs’’).

As of October 31, 2016, the Funds’ most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Undistributed ordinary income	$474,705	$15,019	$—	$—	$—
Undistributed long-term capital gains	—	—	—	627,730	—

Tax accumulated earnings	474,705	15,019	—	627,730	—
Accumulated capital and other losses	(267,662)	(75,620)	(515,169)	(50,422)	(62,291)
Unrealized appreciation (depreciation) on investments	5,309,967	(371,517)	1,752,371	2,419,701	2,612,069
Unrealized appreciation (depreciation) on options written	—	—	—	24,610	(967)
Unrealized appreciation (depreciation) on foreign currency translations	(918)	2,581	(3,003)	(1)	—

Total accumulated earnings (deficit)	$5,516,092	$(429,537)	$1,234,199	$3,021,618	$2,548,811

The tax character of distributions paid during the tax years ended October 31, 2016 and October 31, 2015, were as follows:

	Australia/ New Zealand Fund		Africa Fund		Global Fund		Real Estate Securities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Distributions paid from:
Ordinary income	$504,861	$173,962	$13,033	$—	$—	$—	$—	$—
Net long-term capital gains	—	1,265,821	—	—	—	1,312,335	138,753	—
Tax return of capital	—	—	—	—	—	83	2,005	—

Total distributions paid	$504,861	$1,439,783	$13,033	$—	$—	$1,312,418	$140,758	$—

For the tax years ended October 31, 2016 and October 31, 2015, the Japan Fund did not pay any distributions.

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

As of October 31, 2016, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Australia/New Zealand		Africa Fund		Japan Fund		Real Estate Securities Fund
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
For losses expiring October 31,
2017	$—	$—	$—	$—	$512,427	$—	$—	$—
2018	—	—	—	—	—	—	—	—
Non-Expiring	190,766	76,896	8,865	66,755	—	—	—	45,258

	$190,766	$76,896	$8,865	$66,755	$512,427	$—	$—	$45,258

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2016, the Japan Fund utilized $157,226 of its capital loss carryovers.

As of October 31, 2016, the Japan, Global and Real Estate Securities Funds, respectively, had $2,742, $50,422 and $17,033 of qualified late-year ordinary losses, which are deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2016, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Paid-in capital	$—	$(136)	$(123,758)	$(167,297)	$(76,913)
Accumulated net investment income (loss)	419,717	1,147	131,989	167,297	74,851
Accumulated net realized gains (losses) from investments, options contracts and foreign currency transactions	(419,717)	(1,011)	(8,231)	—	2,062

Note 10 – Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. The Agreement provides a line of credit in an amount of up to $2,000,000 (the “Committed Amount”) for the Trust with respect to all of the Funds. The Agreement further limits the amount that any Fund may borrow subject to the requirements specified by the 1940 Act, which generally permits a fund to borrow and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by a fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a fund, the fund will reduce its borrowings within three days to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. The terms of the agreement include a non-refundable commitment fee annually in an amount equal to $2,000. Any principal balance outstanding bears interest at the London Interbank Offered Rate in effect at that time plus 1.90% and any amounts not drawn will be assessed unused fees at the rate 0.40%.

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

The average amount of borrowings for the days which the Funds borrowed and the average interest rate on those borrowings by the Funds during the fiscal year ended October 31, 2016, were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$219,907	2.33%
Japan Fund	$129,485	2.35%
Global Fund	$207,186	2.24%

During the fiscal year ended October 31, 2016, the Australia/New Zealand Fund, Japan Fund and Global Fund paid $441, $211 and $39 in interest on borrowings, respectively. There were no borrowings outstanding under the Agreement as of October 31, 2016. The Funds only utilize the line of credit for draws greater than $50,000.

Note 11 – Contractual Obligations

Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. Currently however, the Funds expect the risk of loss to be remote.

Note 12 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers, the Africa Fund invests primarily in securities issued by African issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand, Africa or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand, Africa or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

The Africa Fund may be exposed to additional risks by focusing its investments on issuers in African countries that other funds invested in securities of issuers in a broader region may not be exposed to. The Fund is highly dependent on the state of economics of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economics, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cashflow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS – October 31, 2016 (Continued)

Note 13 – Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Note 14 – Subsequent Events

Management of the Funds have evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued.

Subsequent to the period end, income and capital gain distributions were made to the shareholders of certain Commonwealth Funds after October 31, 2016, meeting the criteria of a subsequent event. The record date of the distribution was December 14, 2016, with an ex-date of December 15, 2016 and a payable date of December 15, 2016. The Funds’ distribution type and amount are listed as follows:

Fund Name	Distribution Type	Rate	Amount
Australia/New Zealand Fund	Income	$0.306816	$474,706
Africa Fund	Income	0.052333	15,019
Global Fund	Long-Term Capital Gain	0.604775	627,731

There were no other events management was aware of that met the criteria of a subsequent event.

ANNUAL REPORT 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Commonwealth International Series Trust

We have audited the accompanying statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (the “Funds”), each a series of shares of beneficial interest in Commonwealth International Series Trust, including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund as of October 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 27, 2016

ANNUAL REPORT 2016

ADDITIONAL INFORMATION – October 31, 2016 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 – 10/31/16	Expense Ratio During Period* 5/1/16 – 10/31/16
Australia/New Zealand Fund	$1,000.00	$1,098.00	$14.92	2.83%
Africa Fund	1,000.00	1,039.00	8.97	1.75%
Japan Fund	1,000.00	1,030.50	8.93	1.75%
Global Fund	1,000.00	1,012.30	14.39	2.84%
Real Estate Securities Fund	1,000.00	1,010.50	14.39	2.85%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), short-term redemption or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 – 10/31/16	Expense Ratio During Period* 5/1/16 – 10/31/16
Australia/New Zealand Fund	$1,000.00	$1,010.91	$14.30	2.83%
Africa Fund	1,000.00	1,016.34	8.87	1.75%
Japan Fund	1,000.00	1,016.34	8.87	1.75%
Global Fund	1,000.00	1,010.84	14.38	2.84%
Real Estate Securities Fund	1,000.00	1,010.82	14.40	2.85%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 366 (the number of days in the fiscal year) to reflect the one-half year period.

ANNUAL REPORT 2016

ADDITIONAL INFORMATION – October 31, 2016 (Unaudited) – (Continued)

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

Additional Federal Income Tax Information

The Form 1099-DIV you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income

The Australia/New Zealand Fund and Africa Fund designates approximately 100% and 98%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

For the year ended October 31, 2016, the Real Estate Securities Fund designated $138,753 as 20% long-term capital gain distribution.

Dividends Received Deduction

Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Africa Fund’s calendar year 2016 ordinary income dividends, 6% qualifies for the corporate dividends received deduction.

Foreign Tax Credit Pass Through

The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Australia/New Zealand Fund and Africa Fund foreign source income per share was $0.54 and $0.15, respectively, and the foreign tax expense per share was $0.12 and $0.02, respectively. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2016. These shareholders will receive more detailed information along with the 2016 Form 1099-DIV.

ANNUAL REPORT 2016

TRUSTEES AND OFFICERS – October 31, 2016 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed ‘‘interested persons”, as defined in the 1940 Act, are included in the table titled, ‘‘Interested Trustees.’’ Trustees who are not ‘‘interested persons’’ are referred to as Independent Trustees. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

Name, Address and Age	Position(s) With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) for the Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee/ Officer(1)	Other Directorships Held By Trustee/Officer
INTERESTED TRUSTEES:
Robert Scharar(2) 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Birth year: 1948	President, Interested Trustee	Indefinite until Successor elected and qualified; since 2000	Investment manager/Attorney/CPA; President, FCA Corp (investment advisor), 1975 to present.	5	See Below(3)
INDEPENDENT TRUSTEES:
John Akard, Jr. 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Birth year: 1966	Independent Trustee	Indefinite until Successor elected and qualified; since 2000	Shareholder, Coplen & Banks, P.C. (law firm), 2014 to present; Of Counsel, Coplen & Banks, P.C. (law firm), 1999 to 2014.	5	None
Kathleen Kelly 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Birth year: 1952	Independent Trustee	Indefinite until Successor elected and qualified; since 2000	Honorary Consul, New Zealand Consulate, 1995 to 2014; Owner, International Protocol Advisors (consulting services), August 1992 to present.	5	None
Jack Ewing 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Birth year: 1939	Independent Trustee	Indefinite until Successor elected and qualified; since 2000	Adjunct Economics Professor, University of Houston-Downtown, 2005 to 2014; Adjunct Professor, Lonestar College, 2001 to 2012; Professor, Houston Community College, September 2000 to May 2011.	5	None
(1)	The five (5) portfolios comprising the Trust include the five mutual funds covered by this annual report.

(2)	Robert Scharar is considered an ‘‘interested person’’ of the Funds’ as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment advisor.

(3)	Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Nashville Properties, Inc., subsidiary companies at some of the above and other closely held entities.

ANNUAL REPORT 2016

TRUSTEES AND OFFICERS – October 31, 2016 (Unaudited)

Name, Address and Age	Position(s) With Fund	Term of Office/ Length of Time Served	Principal Occupation(s) for the Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee/Officer	Other Directorships Held By Trustee/Officer
OFFICERS:
Zachary P. Richmond 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Birth year: 1980	Treasurer	Since 2015	Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); Supervisor, Citi Fund Services Ohio, Inc. (2007 to 2011).	N/A	Treasurer and Chief Financial Officer, Unified Series Trust & Capitol Series Trust (August 2014 to present).
John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211 Birth year: 1969	Secretary	Since 2008	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) March 2010 to present.	N/A	N/A
Bonnie Scott 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Birth year: 1949	Assistant Secretary	Since 2003	Administrator, FCA Corp (investment advisor), 1998 to present.	N/A	N/A
Stephen E. Fodo 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1942	CCO	Since 2004	Independent Consultant, January 2000 to present; Advisory Director, Ingenero Inc., Engineering and Consulting Services, from January 2002 to present.	N/A	N/A

ANNUAL REPORT 2016

NOTICE OF PRIVACY POLICY & PRACTICES (Unaudited)

Commonwealth International Series Trust (the ‘‘Trust’’) recognizes and respects the privacy expectations of our customers1. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Trust.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, including written, telephonic or electronic, between a customer and the Trust or service providers to the Trust.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Trust:

•	as permitted by law – for example with service providers who maintain or service shareholder accounts for the Trust or to a shareholder’s broker or agent;

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Trust:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Trust; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Trust.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Trust.

[1]	For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes both individual shareholders of the Trust and individuals who provide nonpublic personal information to the Trust, but do not invest in Trust shares.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. This Code is included as an Exhibit.

(b)	During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer and principal financial officer, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of trustees has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2016 and 2015 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended October 31, 2016	$62,500
Fiscal year ended October 31, 2015	$62,500

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2016	$0
Fiscal year ended October 31, 2015	$0

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2016	$7,500
Fiscal year ended October 31, 2015	$7,500

(d) All Other Fees.

Fiscal year ended October 31, 2016	$0
Fiscal year ended October 31, 2015	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Registrant’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2) Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3) Not applicable to open-end management investment companies.

(b)      Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Commonwealth International Series Trust

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President

Date 12/29/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President

Date 12/29/16

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date 12/29/16